WELCOME 2011 Annual GlobalSCAPE Shareholders Meeting June 2, 2011 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. The words “would,” “exceed,” “should,” “anticipates,”
“believe,” “steady,” “dramatic,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s
Annual Report on Form 10-K for the 2010 calendar year, as filed with the Security
Exchange Commission on March 29, 2011.
Safe Harbor Statement

Today’s Discussion
Information security for consumers and companies
Market growth drivers
– Security
– Cloud
– Big Data
GlobalSCAPE at a glance
Growth into adjacent markets
Gaining the edge on computer viruses
Recent financial highlights

RECORDS	DATE	ORGANIZATIONS
130,000,000	2009-01-20	Heartland Payment Systems, Tower Federal Credit Union, Beverly National Bank
94,000,000	2007-01-17	TJX Companies Inc.
90,000,000	1984-06-01	TRW, Sears Roebuck
76,000,000	2009-10-05	National Archives and Records Administration
40,000,000	2005-06-19	CardSystems, Visa, MasterCard, American Express
26,500,000	2006-05-22	U.S. Department of Veterans Affairs
25,000,000	2007-11-20	HM Revenue and Customs, TNT
17,000,000	2008-10-06	T-Mobile, Deutsche Telekom
16,000,000	1986-11-01	Canada Revenue Agency
12,500,000	2008-03-26	LaSalle Bank, BNY Mellon Shareowner Services, Archive Systems Inc, The Walt Disney Company, SYNOVUS

YANKS LEAK PERSONAL INFO FOR SEASON-TICKET HOLDERS

NBC Sports

UPDATE 2-Sony breach could cost card lenders $300 mln

REUTERS

Breach in Texas comptroller's office exposes 3.5 million Social Security numbers, birth dates

dallasnews.com
The Dallas Morning News

Data loss incidents creating buzz Source: DataLossdb.org website, March 21, 2011. 4

Regulations and Compliance
Sarbanes-Oxley Act
Health Insurance Portability and Accountability Act of 1996 (HIPAA)
Gramm–Leach–Bliley Act (GLBA)
EU Data Protection Directive
Payment Card Industry Data Security Standard (PCI DSS)
Federal Information Security Management Act (FISMA)

Info Security
Products Guide
2011
GLOBAL
EXCELLENCE
FINALISTS
AWARDS

Expensive and under utilized data centers
“Pay as you go” service instead of buying and supporting software, hardware servers, power, patches, upgrades
Main benefit is cost reduction
– Example – Library of Congress data multiple times over
• Buy hardware and equipment:  $1.7M *
• Outsource the storage:  $130K *
Main concern is security
U.S. government “Cloud First” policy
Moving to the cloud
* Source:  Investors Business Daily “How To Overcome The Data Tsunami”.  February 28, 2011.

Business relies on secure data transfers
Need to securely and efficiently exchange business data
with partners or customers on a global basis
Need data transfers automated to keep business moving
Need to send very large files via email to meet a deadline
Need to provide full compliance and auditing reporting
Need to seamlessly connect to existing backend systems
like procurement, fulfillment, accounting, customer,
inventory, and support

Company at a glance
Overview
We provide secure information exchange software and services for enterprises and consumers
Headquartered in San Antonio, Texas, with 87 employees
Founded 1996; publicly traded on NYSE Amex under ticker symbol ‘GSB’
Business Highlights
GlobalSCAPE has over 10,000 enterprise customers in over 150 countries; 2M licenses issued for CuteFTP
®
; deployed by majority of Fortune 100
Recognized as leader and innovator in the Information Security and Managed File Transfer
Sectors by Gartner Group and others
Profitable for 26 of the past 28 quarters (as of 3/31/2011); CAGR of 25+% during 2005 – 2009
(resulting in Deloitte Technology Fast 500 recognition in 2009 and 2010); Named to Russell
Microcap
®
Index
92% maintenance and support renewals indicating high customer satisfaction in 2010
Outstanding company culture recognized by Computerworld and other publications
4 products introduced in last 12 months with additional product launches over next 6 months

Jim Morris, President and CEO
Randall Hawkins, CFO
Craig Robinson, COO
Andrea Farmer, VP Human Resources
Bill Buie, Exec. VP Sales & Marketing
Ted Marchut, VP Business Systems
Doug Conyers, SVP Engineering
Mark Perry, VP Managed Solutions
James Bindseil, VP Client Support Services

Leadership Team 9

globalSCAPE

Info Security Products Guide 2011 Global Excellence Awards

Deloitte. Technology Fast 500™ 2010

PC PCMAG.COM

PROCESSOR Products, News & Information Data Centers Can Trust

mySA San Antonio's Home Page

Computerworld 100 Best Places to Work in IT 2010

Network Products Guide Product Innovation 2010

infosecurity.com US Edition Strategy. Insight. Technique.

San Antonio Business Journal 2010 Best Places to Work

Microsoft Gold Certified Partner

Awards, Recognition, and Media Coverage 10

Unequalled Solution Certifications
US Army Certificate of
Networthiness*
Signifies successful completion of a stringent assessment to ensure  Army
Automated Information Systems are secure, supportable, sustainable, and compatible with Army standards.
FIPS-140-2 Certified
The Federal Information Processing Standard (FIPS) Pub 140-2 specifies the security requirements of cryptographic modules. The certification verifies that a vendors product has met or exceeded the requirement.
AS/2 Drummond Certified
Drummond certification is vendor-neutral operability testing and certification that a vendor meets or exceeds the Applicability Statement
2 (AS/2) standard with their product.
These certifications represent a considerable barrier to entry that significantly differentiates GlobalSCAPE from its competitors.

globalscape

The Coca-Cola Company
Microsoft
Walmart
HSBC
BR PETROBRAS
GE imagination at work
Walgreens
CATERPILLAR
accenture
verizon
P&G
BANCO POPULAR
Lufthansa
intel
Scotiabank
FedEx
COSTCO.COM
DOW
Telefónica O2
EXXON
VALERO ENERGY CORPORATION
Allstate. You're in good hands.
Pfizer
PEMEX
BEST BUY
hp
3M Worldwide
HUMANA Guidance when you need it most
DELL
SUNOCO
GENERAL DYNAMICS Strength On Your Side
U.S. ARMY
RheinEnergie
virgin atlantic
RBS The Royal Bank of Scotland
ups

12 Select Customers

Customer Success
Thomson Reuters
– Transfer over 800,000 files per day worldwide
– Supports financial products and services

US Army Logistics
– Transfer mission critical logistics data worldwide
– Professional services for SAMS-E program (partner with MAT)
Broward County Sheriff’s Office
– Transfer digital crime scene evidence to lab
– Immediate processing of evidence

Daily Bookings Summary

GlobalSCAPE Confidential

Category	Product Sales 5/31/2011	MTD 5/1/2011 - 5/31/2011	Maintenance New Sales 5/31/2011	MTD 5/1/2011 - 5/31/2011	Maintenance Renewals 5/31/2011	MTD 5/1/2011 - 5/31/2011	Total 5/31/2011	MTD 5/1/2011 - 5/31/2011	QTD 4/1/2011 - 5/31/2011	YTD 1/1/2011 - 5/31/2011
Automate										
Bouncer										
CuteFTP Home										
CuteFTP Lite										
CuteFTP Pro										
EFT										
EFT Core										
EFT Enterprise										
EFT Module (DMZ)										
EFT Module (Other)										
Hosted EFT										
Mail Express										
MIX										
Other										
Professional Services										
ProfSvcs - MAT										
Training										
WAFS										
Total										
Goal										
Performance										

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Secure Information Exchange
Overview
Pipeline
Web Analytics
Report Wizard
Business Systems
Customer Support
Export to Excel
Toggle to MIX Support
Under 24 hours
24-48 hours
Over 48 hours
ACTIVE CUSTOMER SUPPORT CASES
Customer
Last Contact Date
Weekday Hours Since Last Contact
Weekday Time Since Opened
Severity
Status
Product
[redacted]
5/27/2011 1:44 PM
2
1 days 1 hrs
Severity 4: No Adver
New Case
EFT Server 6
[redacted]
25
1 days 5 hrs
Severity 4: No Adver
Awaiting Verifi
WAFS agent

Dashboard Visibility (Examples)
•
Daily Sales
Licenses
Maintenance and Support
Services
•
Also Available
Sales Pipeline
Web Analytics
Custom Reports (Historical)
•
Customer Support
Open Cases
Responsiveness
Severity
Status

Managed File Transfer
Market Size ($mm)	$554
Growth Rate	23.0%
Representative Companies	GlobalSCAPE Secure Information Exchange axway Sterling Commerce An IBM Company (IBM) IPSWITCH Accellion DATAMOTION YOUSENDIT

(1) Market size projected for CY 2010.

(2) Growth rate is 2009 to 2014 estimated CAGR.

Secure File Transfer Leader Recognized global leader in the Managed File Transfer market 15

Email Security
Market Size ($mm)	$1,929
Growth Rate	17.8%
Representative Companies	globalSCAPE Secure Information Exchange CLOUDMARK GFi KASPERSKY lab SmoothWall HALON webroot

(1) Market size projected for CY 2010.

(2) Growth rate is 2009 to 2014 estimated CAGR.

Growth into Email Security Launched email-based secure file transfer in August 2010 16

globalSCAPE

	Cloud Computing
Market Size ($mm)	$68,300
Growth Rate	20.5%
Representative Companies	globalSCAPE / rackspace HOSTING IBM Google salesforce.com Microsoft amazon.com hp

(1) Market size projected for CY 2010.

(2) Growth rate is 2009 to 2014 estimated CAGR.

MIX™ by GlobalSCAPE

Info Security Products Guide 2011 GLOBAL EXCELLENCE FINALISTS AWARDS

rackspace

Growth into Cloud Services Launched cloud-based service for exchanging business data in July 2010 17

Web/Network & Endpoint Security
Market Size ($mm)	$9,246
Growth Rate	11.0%
Representative Companies	GlobalSCAPE / CoreTrace; Sourcefire; McAfee; ScanSafe (Cisco); Trend Micro; Symantec; Barracuda Networks

(1) Market size projected for CY 2010.

(2) Growth rate is 2009 to 2014 estimated CAGR.

appShield™ by GlobalSCAPE

Growth into Endpoint Security Investment in CoreTrace ® in December 2009; Announced new consumer security product in February 2011 18 globalscape

	Managed File Transfer	Email Security	Cloud Computing	Web/Network & Endpoint Security
Market Size ($mm)	$554	$1,929	$68,300	$9,246
Growth Rate	23.0%	17.8%	20.5%	11.0%
Representative Companies	globalscape Secure Information Exchange	globalscape Secure Information Exchange	globalscape / rackspace HOSTING	globalscape / CORETRACE
	axway	CLOUDMARK	IBM	SOURCEfire
	Sterling Commerce An IBM Company (IBM)	GFi	Google	McAfee
	IPSWITCH	KASPERSKY	salesforce.com	ScanSafe (Cisco)
	Accellion	SmoothWall	Microsoft	TREND MICRO
	DATAMOTION	HALON	amazon.com	symantec.
	yousendit	webroot	hp	BARRACUDA NETWORKS

(1) Market size projected for CY 2010.

(2) Growth rate is 2009 to 2014 estimated CAGR.

Total Path Security™ 19

globalSCAPE

appShield™ by GlobalSCAPE

PC PCMAG.COM

appShield™ Announcement
Development underway, with targeted commercial release date in summer 2011
Pioneering application whitelisting solution for consumers
High value for consumer and prosumers for their home computers
– Immediately blocks all unauthorized programs from running
– Offers always-on protection against known and unknown threats
– Consumes minimal computer resources
Complements existing consumer antivirus products

Trended Financial Results
($ in thousands)
Q1 2010 Q2 2010 Q3 2010 Q4 2010
Revenue 4,413 $      4,466 $       4,769 $       4,917 $
Gross Margin 4,311         4,322          4,627          4,704
Gross Margin 97.7% 96.8% 97.0% 95.7%
Operating Expenses
R&D 646            725             832             813
SG&A 2,909         3,213          3,326          3,367
Operating Income (Loss) 556            185             268             272
Net Income 364            134             233             150
Adjusted EBITDA * 1,020         607             744             778
Cash & Short Term Invstmt 8,455         9,132          10,141        11,087
* Excludes stock-based compensation

2010 Strategy Results

Continue to enhance and develop our solutions
Pursue strategic solution partnerships and acquisition
opportunities
Grow our sales capabilities
Increase our market visibility and recognition

2011 Strategy Focus

Enter and establish leadership in broader markets
Grow recurring revenue and annual contract value
Continue to enhance and develop our solutions
Extend our presence in the endpoint security market
Increase international and channel sales
Grow government sales across Federal, state, and local
Continue to grow our corporate brand